UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2014

SONIC AUTOMOTIVE, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

1-13395	56-2010790
(Commission File Number)	(IRS Employer Identification No.)

4401 Colwick Road Charlotte, North Carolina	28211
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 566-2400

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On October 21, 2014, Sonic Automotive, Inc. (the “Company”) issued a press release announcing its financial results for its fiscal third quarter ended September 30, 2014. A copy of the press release is attached hereto as Exhibit 99.1 and a copy of the earnings call presentation materials is attached hereto as Exhibit 99.2.

Item 7.01.	Regulation FD Disclosure.

On October 21, 2014, the Company issued a press release announcing the approval of a quarterly cash dividend. A copy of the press release is attached hereto as Exhibit 99.3.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release of Sonic Automotive, Inc., dated October 21, 2014, reporting Sonic Automotive, Inc.’s financial results for the fiscal third quarter ended September 30, 2014

99.2	Earnings call presentation materials

99.3	Press release of Sonic Automotive, Inc., dated October 21, 2014, reporting quarterly cash dividend

The information in this Form 8-K, including the exhibits attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONIC AUTOMOTIVE, INC.

Date: October 21, 2014	By:	/s/ Stephen K. Coss
Stephen K. Coss
Senior Vice President and General Counsel

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release of Sonic Automotive, Inc., dated October 21, 2014, reporting Sonic Automotive, Inc.’s financial results for the fiscal third quarter ended September 30, 2014

99.2	Earnings call presentation materials

99.3	Press release of Sonic Automotive, Inc., dated October 21, 2014, reporting quarterly cash dividend